Debt	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Debt	Debt
Bpifrance Reimbursable Advance
In December 2017, in connection with its acquisition of Alizé, a privately held biotechnology company based in Lyon, France, the Company assumed €0.7 million of debt that Alizé had outstanding with Bpifrance Financing (“Bpifrance”). The original advance amount of €0.8 million (“the Bpifrance Advance”) was provided to Alizé as an innovation aid that required Alizé to carry out certain activities related to its livoletide clinical development program and incur a certain level of program expenditures. No interest is charged or accrued under the advance.
The Company is required to make quarterly principal payments, which began in December 2016 and continue through September 2021. The quarterly principal payments escalate over the repayment period beginning with €17,500 per quarter and increasing to €50,000 through maturity. In addition to the quarterly payments, beginning January 1, 2016, Bpifrance may require the Company to pay, by no later than March 31 of each year, a reimbursement annuity equal to 20% of the proceeds generated by the Company from license, assignment or use of livoletide. Under no circumstance, however, would the Company be required to reimburse to Bpifrance principal amounts greater than the original advance it received.
The Company is permitted to repay the Bpifrance Advance at any time, at which point it would be released from all commitments and obligations under the Bpifrance Advance agreement. The Bpifrance Advance Agreement does not contain any ongoing financial covenants. For the year ending December 31, 2020 the Company made $0.1 million in principal payments under the Bpifrance Advance agreement due to the fact that in April 2020, Bpifrance provided a six month deferral of principal payments to support businesses as a result of the
COVID-19
pandemic. During the third quarter the Company resumed normal principal payments under the Bpifrance Advance agreement. For the year ending December 31, 2019, the Company made principal payments of $0.2 million. At December 31, 2020, the balance outstanding was $0.3 million (€0.2 million).